EXHIBIT 24.1



     POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that Ambassadors International, Inc., a Delaware corporation (the "Company"), and the undersigned officers and directors of the Company, individually and in their respective capacities indicated below, hereby make, constitute and appoint John
     A. Ueberroth and Jeffrey D. Thomas, or either of them, its and their true and lawful attorneys with power of substitution, to execute on behalf of the Company, the Form 10-KSB, including all exhibits and any and all amendments thereto; that John A. Ueberroth and Jeffrey D. Thomas, or either of them, are each granted full power and authority to do and perform each and every act and thing whatsoever as either may deem necessary or advisable to the same extent and with the same effect as the undersigned might or could do personally in their respective capacities.

     This Power of Attorney may be signed by the undersigned in as many counterparts as may be necessary, each of which so signed shall be deemed to be an original, and such counterparts together shall constitute one and the same instrument and notwithstanding the date of execution shall be deemed to bear the date as set forth below. Furthermore, facsimile signatures shall be deemed to have the same effect as original signatures.

     Dated as of the 12th day of March, 1997.

     AMBASSADORS INTERNATIONAL, INC.


     Attest:  /s/ Jeffrey D. Thomas          By:  /s/John A. Ueberroth
              -----------------------------       -------------------------
              Jeffrey D. Thomas, Secretary        John A. Ueberroth,
                                                  President and Chief
                                                  Executive Officer
                                                  (Principal Executive
                                                  Officer)

              /s/ Peter V. Ueberroth              /s/ Jeffrey D. Thomas
              -----------------------------       -------------------------
              Peter V. Ueberroth, Chairman        Jeffrey D. Thomas,
              and Director                        (Principal Financial and
                                                  Accounting Officer)

              /s/ John C. Spence                  /s/ Rafer L. Johnson
              -----------------------------       -------------------------
              John C. Spence, Director            Rafer L. Johnson,
                                                  Director

              /s/ Richard D.C. Whilden            /s/ James L. Easton
              -----------------------------       -------------------------
              Richard D.C. Whilden,               James L. Easton, Director
              Director